                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-12


                      Cell Tech International Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

     (5)  Total fee paid:

           ---------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

           ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

     (3)   Filing Party:

           ---------------------------------------------------------------------

     (4)   Date Filed:

           ---------------------------------------------------------------------


       565 Century Court , Klamath Falls, Oregon 97601 Tel: (541) 882-5406

                                     [LOGO]

Dear Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of Cell Tech International Incorporated, a Delaware corporation (the "Company"), to be held on Friday, July 25, 2003 at 11:00 a.m. Pacific Daylight Savings Time at the Flamingo Hilton located at 3575 Las Vegas Blvd., Las Vegas, Nevada 89109-4313.

     The matters expected to be acted upon at the meeting are described in the enclosed Notice of Annual Meeting of Shareholders and the Proxy Statement. Also enclosed are the following:

     o a pamphlet with frequently asked questions about our annual shareholders' meeting;

     o    our 2002 annual report on Form 10-K; and

     o a proxy-voting card that will instruct you on how to cast your vote. Please carefully review the enclosed voting instructions, as they may be different depending on whether you have direct or beneficial ownership of your shares.


     REMEMBER your vote is important to us, regardless of the number of shares that you hold. Whether or not you plan to attend our annual shareholders' meeting, we urge you to cast your vote, prior to the meeting or by signing and returning the enclosed proxy-voting card in the postage-paid envelope.

     Thank you for your ongoing support of, and continued interest in, Cell Tech International Incorporated. We look forward to seeing you at our annual shareholders' meeting.

                                                 Sincerely,

                                                 /s/  Donald P. Hateley
                                                 ----------------------------
                                                 Donald P. Hateley
                                                 Chairman of the Board

Klamath Falls, Oregon
July 2, 2003

                      CELL TECH INTERNATIONAL INCORPORATED
                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS..........................................................................1
IMPORTANT.........................................................................................................2
   General Information............................................................................................3
   Shareholders Entitled to Vote..................................................................................3
   Voting by Proxy................................................................................................3
   Direct Ownership...............................................................................................4
   Beneficial Ownership...........................................................................................4
   Tabulating the Votes...........................................................................................4
   Solicitation of Proxy-Votes....................................................................................5
   Admission and Voting at Our Annual Shareholders' Meeting.......................................................5
   Shareholder Procedures for Nominating Board Members or Introducing Proposals...................................5
     2003 Annual Shareholders' Meeting............................................................................5
     2004 Annual Shareholders' Meeting............................................................................5
PROPOSAL One  Nomination and ELECTION OF DIRECTORS................................................................7
   Director Nominees..............................................................................................7
   Director Independence..........................................................................................8
   Board Committees and Meetings..................................................................................8
PROPOSAL two  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS...................................................10
   Audit Fees.....................................................................................................10
   Review of Auditor Independence.................................................................................10
Proposal Three  Approval of the 2000 Stock Incentive Plan.........................................................11
   Plan Summary...................................................................................................11
Security Ownership of Certain Beneficial Owners and Management....................................................12
Executive Compensation and Other Matters..........................................................................14
   Executive Officers.............................................................................................14
   Compensation of Executive Officers.............................................................................14
   Stock Options Granted in Fiscal 2002...........................................................................15
   Option Exercises and Fiscal 2002 Year End Values...............................................................15
   Equity Compensation Plan Information...........................................................................16
   Compensation of Directors......................................................................................16
   2000 Stock Incentive Plan......................................................................................16
   1996 Stock Incentive Plan......................................................................................17
   Other Options..................................................................................................17
Employment Contracts and Other Arrangements.......................................................................17
   Employment Agreements..........................................................................................17
   Covenants Related to the Private Placement to Mr. Zubair Kazi..................................................17
   Certain Relationships and Related Transactions.................................................................18
Report of the COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION....................................................19
   Introduction to the Report of the Compensation Committee.......................................................19
   Executive Compensation Philosophy and Objectives...............................................................19
   Compensation Program Components................................................................................19
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......................................................20
PERFORMANCE GRAPH.................................................................................................21
REPORT OF THE AUDIT COMMITTEE.....................................................................................22
SECTION 16(a) beneficial owenership reporting compliance..........................................................23
Shareholder proposal to be presented at the next annual meeting...................................................23
Transaction of other business.....................................................................................23
ANNUAL REPORT on form 10-K........................................................................................23
FORWARD-LOOKING STATEMENTS........................................................................................23
FURTHER INFORMATION...............................................................................................24
EXHIBIT "A"  CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CELL TECH INTERNATIONAL INCORPORATED.....25
EXHIBIT "B"  CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF CELL TECH INTERNATIONAL
INCORPORATED......................................................................................................28
Exhibit C  QUESTIONS AND ANSWERS..................................................................................29
PROXY.............................................................................................................31

                      Cell Tech International Incorporated
                 ----------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 25, 2003
                 ----------------------------------------------

     You are invited to attend the Annual Meeting of Shareholders of Cell Tech International Incorporated, to be held at the Flamingo Hilton located at 3575 Las Vegas Blvd., Las Vegas, Nevada 89109-4313 on Friday, July 25, 2003 at 11:00 a.m. Pacific Daylight Savings Time, for the following purposes:

     1. To elect five directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify;

     2. To ratify the selection of BDO Seidman LLP as the Company's independent auditors;

     3.   To approve the Company's 2000 Stock Incentive Plan; and

     4. To consider and act upon any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

     Only the Company's shareholders of record at the close of business on July 1, 2003, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any continuation or adjournment thereof. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the principal office of the Company.

                                             By Order of the Board of Directors

                                             /s/  Justin Straus
                                             -------------------------
                                             Justin Straus
                                             Secretary

Klamath Falls, Oregon
July 2, 2003

--------------------------------------------------------------------------------
Whether or not you are able to attend the Annual Meeting, we urge you to sign and date the enclosed proxy card and to return it promptly in the enclosed envelope. If you do attend the Annual Meeting, you may withdraw your prior vote or proxy and vote personally on any matters brought properly before the meeting. The Company will pay all expenses of the meeting, including the cost of printing and mailing the proxy statement and other materials and the solicitation process.
--------------------------------------------------------------------------------

Klamath Falls, Oregon
July 2, 2003

                                    IMPORTANT

     Whether or not you expect to attend our 2003 annual shareholders' meeting, we strongly urge you to cast your vote by mailing in your proxy-voting card prior to our meeting to help ensure the presence of a quorum for our meeting and to save the expense and extra work of additional solicitation. Proxy voting prior to the meeting will not prevent you from attending our 2003 annual shareholders' meeting or revoking your vote and voting at our 2003 annual shareholders' meeting.

     We urge you to please read all of the instructions in your proxy information packet as the instructions and mailing addresses are DIFFERENT depending on whether you have direct or beneficial ownership of your shares. To cast your vote using the proxy-voting card, simply complete the enclosed proxy-voting card, sign, date, and return the card in the pre-addressed envelope contained in your proxy information packet.

                                     [LOGO]

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------


                       2003 ANNUAL MEETING OF SHAREHOLDERS

                      CELL TECH INTERNATIONAL INCORPORATED
                                565 Century Court
                           Klamath Falls, Oregon 97601
                                 (541) 882-5406

                            TO BE HELD JULY 25, 2003

General Information

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Cell Tech International Incorporated, a Delaware corporation (the "Company"), of Proxies for use at the annual meeting of shareholders to be held on July 25, 2003 or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are first being distributed to shareholders on approximately July 3, 2003. The cost of the solicitation of Proxies will be borne by the Company. The Board may use the services of the Company's directors, officers and others to solicit Proxies, personally, by telephone or by the Internet. The Board may also arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. The Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2002, including financial statements, is being distributed to shareholders concurrently with the distribution of this Proxy Statement. The list of frequently asked questions is attached to this Proxy Statement as Appendix C, beginning on Page C-1. Unless otherwise stated, all references in this Proxy Statement to "Cell Tech," the "Company," "us," "our," or "we" are to Cell Tech International Incorporated.

Shareholders Entitled to Vote

     Shareholders who owned common stock of the Company as of the close of business on July 1, 2003, the record date, are called "shareholders of record" and are entitled to vote at our 2003 annual shareholders' meeting. On July 1, 2003, we had 13,974,087 outstanding shares of common stock, $0.01 par value, which is our only class of voting securities. On July 1, 2003, the Company had approximately 145 shareholders of record that held its common stock directly and who held approximately 5.7% of its common stock. Each shareholder is entitled to one vote for each share of the Company common stock held. A complete list of shareholders entitled to vote at our 2003 annual shareholders' meeting will be available for examination by our shareholders; however, the examination is limited to purposes pertaining to the Company's annual shareholders' meeting. The list will be available at our corporate headquarters in Klamath Falls, Oregon, during normal business hours, for a period of 10 days prior to our meeting, which will be from July 15, 2003 until July 24, 2003 and will also be available during the Company's 2003 annual shareholders' meeting at the Flamingo Hilton, located at 3575 Las Vegas Blvd., Las Vegas, Nevada 89109-4313. A shareholder wanting to examine the list should arrange an appointment by contacting the Company's Investor Relations Department by telephone at 541-882-5406.

Voting by Proxy

     Properly executed votes by proxy received prior to our 2003 annual shareholders' meeting will be counted by our transfer agent at our annual shareholders' meeting on July 25, 2003 and at any adjournment(s) thereof. If a shareholder specifies how their proxy-vote is to be cast on any business to come before the meeting, it will be voted in accordance with such specifications. If no specification is made, the shareholder's vote by proxy will be voted "FOR" each of the proposals as recommended by our Board of Directors. A shareholder may revoke, at any time prior to our annual shareholders' meeting, any executed vote by proxy by submitting a revised vote by proxy bearing a later date. A shareholder who attends our annual shareholders' meeting may request a ballot and vote in person, thereby revoking any and all prior votes by proxy. However, attendance at our 2003 annual shareholders' meeting without voting by ballot will not revoke a shareholders vote by proxy.

Direct Ownership

     Direct ownership is defined as a shareholder who directly holds their stock certificates in their own name, which is evidenced by the shareholder receiving all of our mailings from either the Company or from our transfer agent-Continental Stock Transfer & Trust Company.

Beneficial Ownership

     Beneficial ownership is defined as shareholders who sent their stock certificates to their broker or who purchased the Company shares directly through their broker or sent their stock certificates to their broker to be deposited into their brokerage account, which is evidenced by a shareholder receiving all of the Company's mailings from either their broker or through their broker's solicitor, which is usually ADP Proxy Services. As a beneficial owner, a shareholder still owns these shares, but the Company's transfer agent does not have access to any detailed information such as the individual shareholders' names from the various brokers. The only information the Company's transfer agent has about shareholders owning stock through brokers is the broker's name, the aggregated total number of shares held by each broker on behalf of its clients, and the aggregate number of votes for any proposals.

     PLEASE BE CAUTIONED THAT each brokerage firm has their own set of voting instructions that differ from the instructions provided by us. A shareholder should always read all the information provided in their proxy information packet and use the specific enclosed voting instructions, telephone numbers, Internet addresses, mailing addresses, and envelopes included in their proxy information packets.

     If a shareholder receives more than one proxy information packet it means that their shares are registered with different names or the shareholder has more than one account in which they hold shares of the Company stock. Again remember that each proxy information packet has different voting instructions and mailing addresses. As a result, each shareholder should be cautioned to use only the set of voting instructions and addresses provided in each proxy information packet to ensure their vote is properly included in the tabulation of votes.

Tabulating the Votes

     Representatives from the Company's transfer agent, Continental Stock Transfer & Trust Company, are responsible for tabulating all of the votes for the Company's 2003 annual shareholders' meeting. The presence, in person, or by proxy-vote, of the holders of at least a majority of shares of our common stock outstanding as of the record date is necessary to have a quorum for the Company's 2003 annual shareholders' meeting. Abstentions and broker "non-votes" will be counted as present for purposes of determining a quorum for the Company's 2003 annual shareholders' meeting. A broker "non-vote" is defined as a vote by proxy in whom a beneficial owner does not give their broker or broker's solicitor discretionary voting powers. If a proxy-voting card is signed by the shareholder but submitted without providing specific voting instructions, the shareholder's vote will be counted as a vote "FOR" each of the proposals. The Company's Board of Directors recommends a vote "FOR" each of the proposals.

     For the election of its Directors, broker "non-votes" will NOT be counted in tabulating the number of votes for each nominee. The nominees receiving the highest number of "FOR" votes from the shares present in person or represented by proxy-votes and entitled to vote will be elected as Directors. The shares represented by the enclosed proxy-voting card will be voted as "FOR" all of the nominees, unless the shareholder specifies differently. To specify differently the shareholder of record must checkmark either the box "FOR ALL EXCEPT" or "WITHHOLD ALL." If the shareholder checkmarks the "FOR ALL EXCEPT" box, the shareholder should then list the names of the nominee(s) they wish to vote against in the space provided. If the shareholder checkmarks the "WITHHOLD ALL" box, the shareholder's vote will be considered a vote against all of the named nominees.

     A shareholder cannot write-in the names of additional nominees when voting by proxy. However, at the Company's 2003 annual shareholders' meeting, shareholders of record will be allowed to write-in additional names of nominee(s) on the ballot. To write-in a nominee on the ballot the shareholder will need to checkmark either the "WITHHOLD ALL" box or the "FOR ALL EXCEPT" box on the ballot and then list the names of the nominees they wish to vote against in the space provided. The shareholder is only allowed to write-in as many nominees as the shareholder has voted against. For example, if there were a total of three nominees listed on the ballot and the shareholder wishes to withhold their vote for two of the three nominees then the shareholder may write-in up to two additional names for nominees to the Company's Board of Directors.

     For the ratification of the appointment of independent accountants, "ABSTENTIONS" will be counted as a vote "against" the appointment of independent accountants. The ratification of the appointment of independent accountants requires a "FOR" vote from a majority of shares present or represented by proxy-votes entitled to vote at the Company's 2003 annual shareholders' meeting.

     For the ratification of the Company's 2000 Stock Incentive Plan, "ABSTENTIONS" will be counted as a vote "against" the approval of the 2000 Stock Incentive Plan. The ratification of the approval of the 2000 Stock Incentive Plan requires a "FOR" vote from a majority of shares present or represented by proxy-votes entitled to vote at the Company's 2003 annual shareholders' meeting.

Solicitation of Proxy-Votes

     The Company may solicit proxy votes through the mail, in person, and by telecommunications. The Company will bear all expenses in preparing, printing, and mailing the proxy materials to its shareholders.

Admission and Voting at Our Annual Shareholders' Meeting

     Attendance at the Company's 2003 annual shareholders' meeting will be limited to shareholders having evidence of ownership as of the record date, and invited guests of the Company. If your securities are not held in your name, the Company asks that you please bring evidence of your ownership to the meeting. Evidence includes your proxy-voting card or brokerage statement showing proof of stock ownership as of the close of business on July 1, 2003. At the meeting, shareholders will be admitted upon verification of stock ownership. No cameras or recording equipment will be permitted in the meeting room as the Company will tape the meeting in its entirety. As a courtesy and as time permits, the Company will provide a brief question and answer period for its shareholders of record.

     Direct shareholders will be given ballots upon check-in and verification of stock ownership. Remember that beneficial shareholders must obtain a power of attorney form or legal proxy from their broker prior to the meeting in order to vote by ballot at our meeting. Beneficial shareholders are instructed to read their proxy-voting card instructions given to them by their broker or their brokers' solicitor prior to the meeting in order to obtain instructions on how to attend and vote at our annual shareholders' meeting. If the beneficial shareholder does not follow their brokers' instructions, our transfer agent will not count their vote by ballot at our annual shareholders' meeting.

Shareholder Procedures for Nominating Board Members or Introducing Proposals


     2003 Annual Shareholders' Meeting
     ---------------------------------

     For the Company's 2003 annual shareholders' meeting, the deadline for nominating a director to the Company's Board of Directors and for introducing proposals to be included in this proxy information package expired on December 31, 2002. However, a shareholder of record can write-in nominees for our Board of Directors on their ballot at our 2003 annual shareholders' meeting if they follow the above instructions under the heading "Tabulating the Votes." However, a shareholder of record cannot write in nominees for our Board of Directors on their proxy voting card. The Company reserves the right to reject, rule out-of-order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if any shareholder proposals were intended to be presented at our 2003 annual shareholders' meeting without inclusion in this proxy statement, the proposal must have been submitted to Donald P. Hateley, the Company's Chairman of the Board, by May 19, 2003, which is 45 days from the estimated mailing date of this proxy statement. The holder of a proxy has the ability to confer discretionary authority to vote on such proposal. However, the Company's Board of Directors reserves the right to reject, rule out-of-order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


     2004 Annual Shareholders' Meeting
     ---------------------------------

     Under our Amended and Restated Bylaws, dated February 7, 1996, our Board of Directors recommends the candidates to be nominated to our Board of Directors. A shareholder may deliver written notice to our Chairman, of any proposed candidates for Director no later than January 10, 2004 to allow our Board of Directors time to consider such persons for nomination at our 2004 annual shareholders' meeting. The written notice should include the candidates' full name, age, biographical background, and qualifications. The Chairman will forward all written notices to our Board of Directors. Our Board of Directors then approves the list of proposed candidates. The candidates approved by our Board of Directors are the only nominees that are listed on our ballot, our proxy-voting card, and in our proxy statement on Schedule 14A, which is expected to be filed with the Securities and Exchange Commission on or before April 27, 2004.

     Proposals by shareholders intended to be presented at our 2004 annual shareholders' meeting must be received by our Chairman on or before January 10, 2004, in order to be eligible for inclusion in our 2004 proxy statement and proxy-voting card. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if any shareholder proposals are intended to be presented at our 2004 annual shareholders' meeting without inclusion in our 2004 proxy statement, the proposal must be submitted in writing to our Chairman by March 13, 2004, which is 45 days from the estimated mailing date of our 2004 proxy statement. The holder of a proxy has the ability to confer discretionary authority to vote on such proposal. However, the Company's Board of Directors reserves the right to reject, rule out-of-order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     A copy of our Amended and Restated Bylaws dated February 7, 1996, may be obtained upon written request to our Investor Relations Department, at our corporate offices located at 565 Century Court, Klamath Falls, Oregon 97601.

                                  PROPOSAL One

                      Nomination and ELECTION OF DIRECTORS

     The Company's Bylaws provide that the shareholders or the Board of Directors shall determine the number of directors from time to time, but that there shall be no less than three. The Board of Directors currently has five members and all five directors will stand for re-election at the annual meeting. Each director elected at the annual meeting will hold office until the annual meeting in 2004, until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. The Board of Directors has no reason to believe that any of the nominees for director will be unwilling or unable to serve if elected. If due to unforeseen circumstances a nominee should become unavailable for election, the Board may either reduce the number of directors or substitute another person for the nominee in which event your shares will be voted for that other person.

     The Board of Directors is elected by and accountable to the shareholders of the Company. The Board establishes policy and provides strategic direction, oversight and control of the Company. The Board meets regularly four times each year and in special meetings when necessary. In 2002, all directors attended at least 75% of the meetings of the Board and the Board Committees of which they are members.

     We will vote your shares as you specify in your proxy. If you sign, date and return your proxy but do not specify how you want your shares voted, we will vote them FOR the election of each of the nominees listed below.

     The Board of Directors unanimously recommends a vote "FOR" each director nominee.

Director Nominees

     The nominees to the Board of Directors in 2003 are Donald P. Hateley, Marta
C. Carpenter, Justin Straus, Chris Blaxland, D.V.M. and Donald M. Anderson, Ph.D. All of these nominees currently serve as members of the Board of Directors. The following information is furnished with respect to these nominees as of March 31, 2003:

Nominee/Director                                 Positions with the Company                             Age      Director Since
----------------                                 --------------------------                             ---      --------------
Donald P. Hateley, Esq., CPA (1),(2) .........   Chairman of the Board, Director                        45           1999

Marta C. Carpenter ...........................   President, Chief Executive Officer, Director           57           1999

Justin Straus ................................   Chief Operating Officer, Director                      32           1999

Chris J. Blaxland, D.V.M. (1),(2) ............   Director                                               61           1999

Donald M. Anderson, Ph.D. (1),(2) ............   Director                                               54           1999

-------------
(1) Member of Audit Committee
(2) Member of Compensation Committee

     Donald M. Anderson, Ph.D., has served as a director since August 1999. He has served as a consultant to The New Algae Company, Inc., our wholly-owned subsidiary ("NAC") on scientific matters since 1993, and became a director of NAC in July 1999. He is a Senior Scientist at the Woods Hole Oceanographic Institution in Massachusetts, has served in that capacity since 1991 and has been on the scientific staff since 1978, after receiving his Ph.D. from the Massachusetts Institute of Technology. Dr. Anderson is a recognized expert on toxic and harmful algal blooms and has been the director of the U.S. National Office on Marine Biotoxins and Harmful Algal Blooms since 1993.

     Christopher J. Blaxland, D.V.M., has served as a director since September 1998. He was Chief Executive Officer and a director of HumaScan, Inc. ("HumaScan"), the name by which we were formerly known by, from September 1 to December 22, 1998; from December 22, 1998 to August 6, 1999 he was Chief Executive Officer and director in a consultant capacity of HumaScan until HumaScan was acquired by NAC and The New Earth Company, Inc. ("NEC") in a reorganization. From May 1999 until December 2001, Dr. Blaxland served as the Chief Operating Officer of PTC Therapeutics, Inc., a development stage biopharmaceutical company. From May 2002 to the present, Dr. Blaxland has served as a principal of Hunter Partners, LLC, a business consulting firm.

     Marta C. Carpenter, has served as our Chief Executive Officer, President and as a director since August 1999. She co-founded NEC in 1988 and NAC in 1990 and has served as their President and as a director of both companies since that time. Prior to joining us, Ms. Carpenter also researched, harvested and marketed algae to consumers. Ms. Carpenter has been a member of the Board of Directors of the Dan O'Brien Foundation since 1995 and has served as its Secretary since 1997.

     Donald P. Hateley, Esq., CPA, has served as our Chairman of the Board since August 1999. From 1994 to the present, he has been the Managing Director of InterCap Partners, a boutique investment banking firm located in Los Angeles, California that specializes in corporate finance, mergers and acquisitions and financial advisory matters. From 1996 to the present, he has been an attorney with Hateley & Hampton, a Los Angeles-based law firm that specializes in corporate, tax, real estate and securities law. From June 2002 to the present, Mr. Hateley has served on the Executive Committee (Board of Directors) of Now Solutions, LLC, a human resources and information systems software provider. Mr. Hateley is also a California licensed Certified Public Accountant and real estate broker.

     Justin Straus, has served as a director since August 1999 and has served as our Chief Operating Officer from August 2000 to the present. From January 1998 to August 2000, he served as our Vice President and Director of Sales and from October 1999 to August 2000, he served as our Vice President of Customer Fulfillment and fulfilled the function of Chief Operating Officer until his appointment to that position. He joined NAC in 1984 as a harvest site employee where he participated in the design, construction and preparation of the NAC harvest site. After holding a variety of positions in NAC, he served as the Vice President/Director of Sales from December 1994 to January 1998.

Director Independence

     We assess director independence on an annual basis. In January 2003, the Board assessed the independence of each director in accordance with the then effective independence standards, including those established by NASDAQ. The Board has determined, after careful review, that each member of the Audit Committee is independent. Therefore, three of the five current members of the Board of Directors are independent directors. NASDAQ has recently proposed rules that would amend the definition of director independence for companies listed with NASDAQ. We believe that Donald P. Hateley, Christopher J. Blaxland and Donald M. Anderson would be independent directors under the proposed rules.

Board Committees and Meetings


     Our Board of Directors held 10 meetings in 2002. We maintain a standing Audit Committee and Compensation Committee, but do not maintain a standing nominating committee or governance committee. During 2002, the Audit Committee of the Board held four meetings and the Compensation Committee held no meetings. Attendance by the directors at meetings held during 2002 was 100% for the Board, 100% for the Audit Committee and 100% for the Compensation Committee. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which the directors serve. None of the members of the Audit or Compensation was an officer or employee of the Company.

     The Audit Committee consisted of three members during 2002: Donald P. Hateley, Christopher J. Blaxland, and Donald M. Anderson. Justin Straus, our Chief Operating Officer, served on our Audit Committee in 2001. The functions of the Audit Committee include: (i) recommending the independent auditors to the Board, (ii) obtaining from the independent auditors a written statement addressing their independence with respect to the Company, (iii) reviewing and approving the planned scope of the annual audit and the results of the annual audit, (iv) reviewing the accounting and reporting principles applied by the Company in preparing its financial statements, (v) reviewing the internal financial, operating and accounting controls and finance and accounting personnel of the Company with the independent auditors, (vi) overseeing compliance with the Foreign Corrupt Practices Act, (vii) reviewing the Company's financial press releases with the auditors and management, (viii) reviewing and approving (or rejecting) any transaction that may present potential for conflict of interest, such as with the Company's officers, directors or significant stockholders, and (ix) reviewing and reassessing the Company's Audit Committee charter annually and at other times as conditions dictate.

     The Compensation Committee consisted of three members during 2002: Donald
P. Hateley, Christopher J. Blaxland and Donald M. Anderson. Marta C. Carpenter, our Chief Executive Officer, President and a director, served on the Compensation Committee in 2001. The functions of the Compensation Committee include: (i) designing and implementing competitive compensation policies to attract and retain key personnel, (ii) reviewing and formulating policy and determining or making recommendations to the Board regarding compensation of the Company's officers with respect to salaries, bonuses, and other compensation,
(iii) administering the Company's stock incentive plan (the "Plan") and granting or recommending grants of stock options and shares of stock to the Company's outside directors under the Plan and (iv) establishing and reviewing the Company's policies in the area of management perquisites.

     As of July 2, 2003, our Committee members included the following:


Director's Name                             Audit         Compensation
---------------                             -----         ------------
Non-Employee Independent Directors:
      Donald P. Hateley(1)                  X             X
      Christopher J. Blaxland               X             X
      Donald M. Anderson                    X             X
Employee Directors:
      Marta C. Carpenter
      Justin Straus



(1) Chairman of the Board of Directors and Chairman of the Audit Committee and Compensation Committee.


     There are no family relationships among our directors or executive officer, except that Ms. Carpenter is the mother of Mr. Straus.

                                  PROPOSAL TWO

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has selected BDO Seidman LLP ("BDO Seidman") as the independent auditors to audit the financial statements of the Company and its subsidiary for the fiscal year ending December 31, 2003. BDO Seidman has served as the Company's independent auditors since the fiscal year ended December 31, 1996. A representative of BDO Seidman LLP is expected to be present at the annual shareholders' meeting with the opportunity to make statements if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

         The following table sets forth the aggregate fees billed to the Company by our principal accounting firm, BDO Seidman LLP, during the fiscal year ended December 31, 2002:

                                                                            2002
                                                                          --------
Type of Service

Audit Fees, including the audit of the consolidated financial statements including the annual report on Form 10-K and the review of the financial statements included in the Company's Forms 10-Q
for 2002                                                                  $141,920

Financial Information Systems Design and Implementation Fees                     0

All Other Fees                                                                   0
                                                                          --------
Total Fees                                                                $141,920
                                                                          ========

     The members of the Company's Audit Committee believe that the payment of all fees set forth above does not prohibit BDO Seidman LLP from maintaining its independence.

Review of Auditor Independence

     BDO Seidman has advised us that it has no direct or indirect financial interest in the Company or its subsidiary, and that it has had, during the last three years, no connection with the Company or any of its subsidiaries other than as independent auditors and certain other activities as described below.

     The Audit Committee determined that the non-audit services rendered by BDO Seidman were compatible with maintaining the independence of BDO Seidman.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL. In the event that ratification by the shareholders of the appointment of BDO Seidman as the Company's independent auditors is not obtained, the Board will reconsider such appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interest.

     The affirmative vote of a majority of the the votes cast at the annual meeting of shareholders, at which a quorum representign a majority of all outstanding shares of common stock of the Company is present and voting, either in person or by proxy, is required to ratify the appointment of BDO Seidman as the Company's independent auditors. Abstentions and broker non-votes will each be counted as present for purposes of determing the presence of a quorum, but will not be counted as having been voted on the proposal.

                                 PROPOSAL THREE

                    APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve the Company's 2000 Stock Incentive Plan for non-employee Board members (the "2000 Plan"), which was adopeted by the Board in February 2000.

Plan Summary

     The following is a summary of the principal features of the 2000 Plan. The summary, however, does not purport to be a complete description of all of the provisions of the 2000 Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal offices in Klamath Falls, Oregon.

     The 2000 Plan became effective in February 2000 in connection with the Company's August 6, 1999 reorganization (please refer to the Company's Annual Report on Form 10-K for a complete description of the transaction) and is designed to provide the Company's officers and other key employees, the non-employee members of the Board and independent consultants with an opportunity to acquire an equity interest in the Company as an incentive for them to remain in the Company's service. The 2000 Plan serves as the successor to the Company's 1996 Stock Incentive Plan (the "Predecessor Plan"), and the Company has not issued any additional stock options or stock issuances under the Predecessor Plan.


     The Board of Directors adopted our 2000 Stock Incentive Plan in February 2000 for the purpose of securing for us and our shareholders the benefits arising from the ownership of restricted shares of our common stock, stock appreciation rights, and stock options by directors who are not employees (Donald P. Hateley, Christopher J. Blaxland and Donald M. Anderson are our current non-employee directors), officers, other key employees and consultants to us and our subsidiaries who are expected to contribute to our future growth and success. We have not granted restricted shares or stock appreciation rights under the plan. As stated above, we have granted options under the plan for an aggregate of 135,000 shares to our eligible non-employee directors. We may not grant awards under the plan after February 2010. The plan is subject to shareholders approval.


     The 2000 Plan provides for the issuance of up to 700,000 shares of our common stock. Under the 2000 Plan, we may grant awards to key employees and will annually grant an option to purchase 10,000 shares of our common stock to our eligible non-employee directors, as described below. The Compensation Committee of the Board of Directors administers the plan, which, subject to the terms of the plan, determines the key employees who will receive awards and the terms of the awards granted.


     Under the 2000 Plan, provided that a sufficient number of shares remain available for grant, non-employee directors serving on the Board of Directors immediately following each annual meeting of shareholders (including those elected at the meeting), are automatically granted a 10-year option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market of the common stock on the annual meeting date. These options become exercisable with respect to 1/3 of the shares underlying the option on the date of grant, 2/3 of such shares one year later and all of such shares two years later, in each case assuming the recipient's continuous service as a director during that time.


     For the ratification of the Company's 2000 Stock Incentive Plan, "ABSTENTIONS" will be counted as a vote "against" the approval of the 2000 Stock Incentive Plan. The ratification of the approval of the 2000 Stock Incentive Plan requires a "FOR" vote from a majority of shares present or represented by proxy-votes entitled to vote at the Company's 2003 annual shareholders' meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK INCENTIVE PLAN AS OUTLINED ABOVE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2003 by (i) each person known by the Company, based on the records of the Company's transfer agent and relevant documents filed with the U.S. Securities and Exchange Commission ("SEC"), to own beneficially more than 5% of the issued and outstanding shares of the Company's Common Stock, (ii) each member of the Board, (iii) each person who served as Chief Executive Officer of the Company during 2002 and the four other most highly compensated executive officers of the Company as of December 31, 2002 ("Named Executive Officers"), and (iv) all members of the Board and executive officers of the Company as a group. Unless otherwise indicated, the address of each named individual is the address of the Company, which is 565 Century Court, Klamath Falls, Oregon 97601.

                                                                                             Amount of            Percent of
                                                                                             Beneficial          Common Stock
Name and Address of Beneficial Owner or Group and Nature of Beneficial Ownership (1)         Ownership           Outstanding
-------------------------------------------------------------------------------------    ------------------    ----------------
    Marta C. Carpenter, President and Chief Executive Offier and Director                   4,341,498(2)             23.3%

    Daryl J. Kollman                                                                        4,341,498(3)             23.3%
       5534 South Sixth Street, PMB #225
       Klamath Falls, Oregon 97603


    Donald P. Hateley, Chairman of the Board                                                  345,000(4)              1.9%
       1800 Century Park East, Sixth Floor
       Los Angeles, California 90067

    Justin Straus, Director and Chief Operating Officer and Secretary                               0                   *

    Dr. Christopher J. Blaxland, Director 47,764(5) * 509 County Line Road
       Radnor, Pennsylvania 19087

    Dr. Donald M. Anderson, Director 47,949(6) * 6 Arrowhead Lane
       Marion, Massachusetts 02738

    Zubair Kazi                                                                             8,982,174(7)             48.3%
       3671 Sunswept Drive
       Studio City, California 91604

    Victor Bond, Vice President of Marketing and Strategy                                           0                   *

       All executive officers and directors as a group (6 persons) (8)                      5,089,180                53.9%

-----------------------
* Less than one percent.

(1) Except as indicated in the footnotes to this table, a person is considered to "beneficially own" any shares (a) over which such person exercises sole or shared voting or investment power, or (b) of which such person has the right to acquire ownership at any time within 60 days of March 31, 2003 (e.g., through exercise of stock options). Voting and investment power relating to the shares referenced in the table above is exercised solely by the beneficial owner, except as indicated otherwise.

(2) The Internal Revenue Service has a security interest in all of Marta C. Carpenter shares pursuant to a Notice of Determination dated June 18, 1999 under the terms of which the shares are held in trust and will be released upon the payment of Marta C. Carpenter and Daryl J. Kollman's federal income tax liabilities for various specified years. Ms. Carpenter will sell her shares as needed and allowed by federal and state securities laws to make quarterly payments to the Internal Revenue Service. Ms. Carpenter retains all voting rights incident to her shares while the shares are held in trust. The Internal Revenue Service may seize Ms. Carpenter's shares from trust if Marta C. Carpenter and Daryl J. Kollman fail to timely cure a default upon their commitments to the Internal Revenue Service under the Notice of Determination. The Internal Revenue Service would thereafter proceed to sell or judicially foreclose some or all of the shares for payment of Marta C. Carpenter and Daryl J. Kollman's tax liabilities as allowed by applicable law.

(3) The Internal Revenue Service has a security interest in all of Mr. Kollman's shares pursuant to a Notice of Determination dated June 18, 1999 under the terms of which the shares are held in trust and will be released upon Marta C. Carpenter and Daryl J. Kollman's payment of their federal income tax liabilities for various specified years. Mr. Kollman will sell his shares as needed and allowed by federal and state securities laws to make quarterly payments to the Internal Revenue Service. Mr. Kollman retains all voting rights incident to his shares while the shares are held in trust. The Internal Revenue Service may seize Mr. Kollman's shares from trust if Marta C. Carpenter and Daryl J. Kollman fail to timely cure a default upon their commitments to the Internal Revenue Service under the Notice of Determination. The Internal Revenue Service would thereafter proceed to sell or judicially foreclose some or all of the shares for payment of Marta C. Carpenter and Daryl J. Kollman's tax liabilities as allowed by applicable law.

(4) Represents warrants to purchase 300,000 shares of common stock held by Hateley & Hampton, a Professional Law Corporation of which Donald P. Hateley is a President, co-founder and a shareholder and 45,000 shares Mr. Hateley has the right to acquire pursuant to options exercisable within 60 days of March 31, 2003.

(5) Represents 45,764 shares Dr. Blaxland has the right to acquire pursuant to options exercisable within 60 days of March 31, 2003.

(6) Includes 45,000 shares Mr. Anderson has the right to acquire pursuant to options exercisable within 60 days of March 31, 2003.

(7) Includes 4,491,087 shares already issued to Kazi and 4,491,087 issuable to Mr. Kazi upon the exercise of warrants.

(8) Includes 345,000 shares issuable upon the exercise of warrants and 47,764 shares issuable upon the exercise of options within 60 days of March 31, 2003. See footnotes 4 through 6 above.

                    Executive Compensation and Other Matters
Executive Officers

     Certain information with respect to the Company's executive officers is set forth below. See "Nomination and Election of Directors" for information regarding Ms. Carpenter and Mr. Straus, two of the Company's executive officers.

Name                            Age      Position
----                            ---      --------
Victor Bond...................   51      Vice President of Marketing & Strategy


     Victor M. Bond, has served as our Vice President of Marketing and Strategy since January 2001. From October 1999 to December 2000, he was a consultant to us that performed the functions of the Office of Vice President, Marketing and Strategy. From 1991 to 1999, he was President of ChangeNet, which developed and implemented change management services and communications programs for corporations and his clients included Xerox, Otis Elevator, and Dura Pharmaceuticals. Prior to ChangeNet, he worked with and held executive positions with International Business Machines Corporation including Director of Marketing and Director of Strategy. .17 Compensation of Executive Officers

     The following table set forth information concerning the compensation of the Named Executive Officers, whose salary and bonus exceeded $100,000 per year for the fiscal years ended December 31, 2002, 2001, and 2000:

                           Summary Compensation Table

                                                                                                        Long-Term
                                                                                                      Compensation
                                                            Annual Compensation (1)                      Awards
                                           --------------------------------------------------------  --------------
                                                                                         Other
                                                                                         Annual        Securities      All Other
                                                           Salary         Bonus       Compensation     Underlying     Compensation
Name and Principal Position                   Year           ($)           ($)            ($)         Options (#)        ($)(2)
------------------------------------------ -----------  -------------  ------------  --------------  --------------  --------------
Marta C. Carpenter........................    2002         290,000          0              0               0               0
   Chief Executive Officer & President        2001         290,000          0           3,000(1)           0               0
   Chief Executive Officer & President        2000         290,000          0            3,000             0               0

Justin Straus.............................    2002         114,529          0              0               0               0
   Chief Operting Officer                     2001         110,000          0              0               0               0
                                              2000         110,000          0              0               0               0

Victor Bond...............................    2002         180,000          0              0               0               0
   Vice President of Marketing and            2001         180,000          0              0               0               0
   Strategy                                   2000         180,000          0              0               0               0
------------------------------------------ ------------ -------------- ------------- --------------- --------------- --------------

------------
(1) Estimated dollar value of pickup truck owned by the Company and used by Ms. Carpenter.

Stock Options Granted in Fiscal 2002

     The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended December 31, 2002 to the Named Executive Officers:


                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                                             Individual Grants
                                           ----------------------------------------------------------
                                                                                                          Potential Realizable
                                            Number of                                                       Value at Assumed
                                            Securities   % of Total                                          Annual Rates of
                                            Underlying     Options       Exercise                       Stock Price Appreciation
                                             Options      Granted to      Or Base                          For Option Term(4)
                                             Granted     Employees in      Price        Expiration     ----------------------------
Name                                        (#)(1)(2)   Fiscal Year (%)  ($/Sh)(3)         Date           5% ($)         10% ($)
-----------------------------------------  ------------ ---------------  ------------  --------------  --------------  ------------
Marta C. Carpenter.......................       0              0             N/A            N/A             N/A             N/A

Justin Straus.............................      0              0             N/A            N/A             N/A             N/A

Victor Bond...............................      0              0             N/A            N/A             N/A             N/A


Option Exercises and Fiscal 2002 Year End Values

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 2002, and unexercised options held as of December 31, 2002, by the Named Executive Officers:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR END VALUES


                                                                           Number of Securities           Value of Unexercised
                                                                          Underlying Unexercised         In-the-Money Options at
                                                                            Options at 12/31/02                12/31/02 ($)(1)
                                                                      ------------------------------  -----------------------------
                                              Shares
                                           Acquired on       Value
Name                                       Exercise (#)     Realized     Unexercisable  Exercisable    Unexercisable    Exercisable
-----------------------------------------  ------------  --------------  ------------   -----------    --------------  ------------
Marta C. Carpenter.......................       0              0              0              0               0               0

Justin Straus............................       0              0              0              0               0               0

Victor Bond..............................       0              0              0              0               0               0


(1) Based on market value of $0.15 per share, which was the closing price of the Company's common stock as reported on the National Quotation Bureau's Pink Sheet Service on December 31, 2002.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2002 concerning the Company's equity compensation plans:

                                                                    (a)                      (b)                     (c)
                                                            -------------------     -------------------   ------------------------
                                                                                                           Number of Securities
                                                                                                           Available for Future
                                                          Number of Securities to     Weighted-Average    Issuance Under Equity
                                                          be Issued upon Exercise    Exercise Price of      Compensation Plans
                                                          of Outstanding Options,   Outstanding Options,  (Excluding Securities
                                                            Warrants and Rights     Warrants and Rights   Reflected in Column (a))
                                                            -------------------     -------------------   ------------------------
Equity Compensation Plans
   Approved by Shareholders..................................       25,802            $3.05 - $142.49             38,702
Equity Compensation Plans Not
   Approved by Shareholders (1)..............................      135,000            $0.16 - $0.50              565,000
Total........................................................      160,802                                       603,702


--------------------------

(1) See footnote 9 to the Financial Statements in the Company's Annual Report on Form 10-K for a description of the Company's 1996 and 2000 Stock Incentive Plans.

Compensation of Directors


     Members of our Board of Directors who are our officers are not separately compensated for serving on the Board of Directors. We pay directors who are not our employees an annual retainer of $40,000 ($30,000 if the director does not attend at least 3/4 of the Board meetings held), an additional $10,000 to the Chairman of the Board, $5,000 for each Board committee on which the director serves, a meeting fee of $1,500 ($500 if attendance is by telephone), and reimbursement of reasonable expenses. In addition, in February 2000, we adopted the 2000 Stock Incentive Plan that provides that each non-employee director will receive on the date of each annual meeting of our stockholders options to purchase 10,000 shares of our common stock under terms more fully described below.

     Upon the Board's adoption of our 2000 Stock Incentive Plan and again in 2002 for our fiscal year ended December 31, 2001, and under the terms of the 2000 Plan, we granted to each of Donald P. Hateley, Christopher J. Blaxland and Donald M. Anderson a 10-year option to purchase 15,000 shares of our common stock, in each of 2000, 2001 and 2002, at an exercise price as provided by our Board of Directors which is equal to the fair market value of our common stock on the date on which the options are granted. These options are fully exercisable as of the date of their grant.

     The Company has purchased insurance against obligations it might incur as a result of its indemnification of officers and directors for certain liabilities they might incur, and insuring such officers and directors for additional liabilities against which they might not be indemnified by the Company. The policy also provides insurance for our own liabilities in certain circumstances. The cost for the annual insurance premiums covering the period ending August 6, 2003 was approximately $189,500. Our Bylaws provide that the Company will indemnify its directors and officers to provide the full indemnity protection authorized by Delaware law.

2000 Stock Incentive Plan


     The Board of Directors adopted our 2000 Stock Incentive Plan in February 2000 for the purpose of securing for us and our shareholders the benefits arising from the ownership of restricted shares of our common stock, stock appreciation rights, and stock options by directors who are not employees (Donald P. Hateley, Christopher J. Blaxland and Donald M. Anderson are our current non-employee directors), officers, other key employees and consultants to us and our subsidiaries who are expected to contribute to our future growth and success. We have not granted restricted shares or stock appreciation rights under the plan. As stated above, we have granted options under the plan for an aggregate of 135,000 shares to our eligible non-employee directors. We may not grant awards under the plan after February 2010. The plan is subject to shareholders approval.


     The plan provides for the issuance of up to 700,000 shares of our common stock. Under the plan, we may grant awards to key employees and will annually grant an option to purchase 10,000 shares of our common stock to our eligible non-employee directors, as described below. The Compensation Committee of the Board of Directors administers the plan, which, subject to the terms of the plan, determines the key employees who will receive awards and the terms of the awards granted.

     Under the plan, provided that a sufficient number of shares remain available for grant, non-employee directors serving on the Board of Directors immediately following each annual meeting of shareholders (including those elected at the meeting), are automatically granted a 10-year option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market of the common stock on the annual meeting date. These options become exercisable with respect to 1/3 of the shares underlying the option on the date of grant, 2/3 of such shares one year later and all of such shares two years later, in each case assuming the recipient's continuous service as a director during that time.

1996 Stock Incentive Plan


     Prior to the Company changing its name from HumaScan Inc. ("HumaScan") to Cell Tech International Incorporated, HumaScan adopted a 1996 Stock Incentive Plan in June 1996. The provisions of the 1996 plan were substantially similar to the provisions of our 2000 Stock Incentive Plan except that the 1996 plan provides for the issuance of up to 64,504 shares of our common stock. We will make no further awards under the 1996 plan, but options to purchase 25,802 shares remain outstanding and exercisable under the plan at a weighted average exercise price of between $3.05 and $142.49 per share.

Other Options


     We have issued options outside of our stock option plans to certain officers, directors, employees and consultants. We granted options to purchase
(a) 13,131 shares in February 1996 with a five-year term and an exercise price of $57.84 per share, (b) 1,382 shares in March 1998 with a ten-year term and an exercise price of $98.65 per share, and (c) 4,607 shares to a consultant with a 5 year term and an exercise price of $14.98. We granted 4,216 shares in prior years that have been exercised. All of these options, except for the options exercised and the options to purchase 13,131 shares in February 1996, which have expired, remain outstanding and are fully exercisable. In September 1996, we also granted options to purchase an aggregate of 691 shares with a 10-year term and an exercise price of $65.11 to five former non-employee directors. These options are outstanding and exercisable.


401(k) Plan

     On May 9, 1997, the Company adopted a 401(k) Pre-tax Savings Plan. All employees who have been employed by the Company for at least 90 days at the beginning of a month and are at least 18 years of age are eligible to participate in the Company's 401(k) Plan. Employees may contribute up to a maximum of 15% of their current 2003 annual compensation to the 401(k) Plan, which is the statutorily prescribed 2003 annual limit. The Company makes regular matching contributions to its 401(k) Plan in the amount of $1.00 for each $1.00 contributed by a participating employee, up to 6.0% of such employee's 2003 annual compensation, including overtime. The 401(k) Plan also provides that the Company can make profit-sharing contributions to the 401(k) Plan each year based upon our profit. The Company did not make any profit-sharing contributions in 2002. Employee contributions and the Company's matching contributions are paid to a corporate trustee and are invested as directed by the participating employee. The Company's contribution to its 401(k) Plan vests over three years or earlier if the participating employee retires at age 65, becomes disabled or dies. Payments to participating employees may also be made in the case of financial hardship. Payments may be made in a lump sum. The Company's 401(k) Plan is intended to qualify under Section 401 of the United States Internal Revenue Code of 1986, so that contributions made by employees or by the Company to its 401(k) Plan, and income earned on these contributions, are not taxable to the Company employees until withdrawn from the 401(k) Plan.

                  Employment Contracts and Other Arrangements

Employment Agreements

     The Company has no employment agreements with any of the Named Executive Officers.

Covenants Related to the Private Placement to Mr. Zubair Kazi


     In connection with the sale of 1,157,895 common shares to a private investor in 1999, the Company made certain promises to the investor. In the event that the consolidated shareholders' equity of the Company is less than $20,000,000 at December 31, 1999 and the first reset date (see below), the Company shall immediately issue to Mr. Zubair Kazi additional common stock and warrants. The amount shall equal 1,157,895 multiplied by the percentage by which the shareholders' equity is less than $20,000,000. The Company did not maintain a shareholders' equity of $20,000,000 at December 31, 1999 and as a result, 681,798 shares and 681,798 warrants were due to Mr. Kazi as of December 31, 2000. As of March 31, 2003, there were 3,333,192 shares and 3,333,192 warrants due to Mr. Kazi. The accrued liability related to the issuance of these shares and warrants is $624,859and has been accounted for in the Company's financial statements. On June 5, 2003, the Company issued 3,333,192 shares to Mr. Kazi to satisfy its March 31, 2003 liability to Mr. Kazi.


     The shares sold were to be registered within 120 days of the sale. Additional penalties will accrue until such time that the shares are registered.


     Also, if within one year after October 19, 1999 the Company sells its common stock at a price less than $1.425 per share in an event other than in a registered underwriting, the Company shall immediately issue to Mr. Zubair Kazi such additional shares of common stock and warrants so that Mr. Zubair Kazi maintains his percentage shareholdings as if he had purchased shares of common stock at the reduced purchase price. The Company did not sell any common stock during the one year period ended October 19, 2000 or for the year ended December 31, 2000.


     The Company is obligated, upon the effective date of its' next registration statement (First reset date), to issue additional purchased securities in accordance with the following reset rights:

     o If the ratio of $1.425 per share divided by the average closing bid price for the last twenty trading days prior to the first reset date (the first reset ratio) is greater than the ratio of $1.425 divided by the average closing bid price for the last twenty days prior to the execution of the Term Sheet, or September 13, 1999 (the Initial Ratio), on the first reset date, then the Company shall issue to the investor additional purchased securities so that the initial ratio and the first reset ratio are equal and pursuant to the following formula:

          o Amount of Additional Purchased Securities = ((First Reset Ratio)/(Initial Ratio)-1) times 1,157,895.

     o In addition, if the investor holds any Purchased Warrants for the period covered by the last three reset dates, the exercise price of these Purchased Warrants shall be reduced by the following formula:

          o Exercise Price of Purchased Warrants = ((Initial Ratio)/(First Reset Ratio)) times $1.425.

     o The investor is entitled to five additional reset dates which will occur as follows:

          o The next three reset dates will occur each three months after the first reset date.

          o The next two subsequent reset dates will occur each six-month period thereafter.

     Since the Company has not filed its first registration statement, the first reset date has not yet occurred.

Certain Relationships and Related Transactions

     During 2002, we leased approximately 250,000 square feet of office, processing, freezer and storage space directly from Marta C. Carpenter and Daryl Kollman, two of our principal shareholders, or their affiliate, Klamath Cold Storage, Inc. ("KCS"). Approximately 150,000 square feet was the freezer and storage space leased from KCS, which was terminated in February 2002 and continued as a month to month lease until April 2003. In April 2003, we terminated the month to month tenancy and vacated the premises. Most of these leases are year-to-year, although we do rent some space on a month-to-month basis and one lease will expire in 2005. In February 2002, we terminated our lease with KCS since we did not need the additional storage space. We believe that the properties we lease from Marta C. Carpenter and Daryl Kollman and the rents they earn are below or at fair market values. Rental payments to Marta C. Carpenter and Daryl Kollman and KCS in 2002 were $635,000 and $131,910, respectively. As of March 31, 2003, we owe Marta C. Carpenter and Daryl Kollman and KCS $540,264 and $0, respectively in accrued rental payments and we show it on our balance sheet as a related party payable.

     In 2002, we also received $192,762 in management fees and other income from KCS.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     [Preliminary Note: Notwithstanding anything to the contrary set forth in any of the previous filings made by the Company under the Securities Act or the Exchange Act that might incorporate future filings, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2002, in whole or in part, the following Executive Compensation Report and the Stock Performance Graph appearing herein shall not be deemed to be incorporated by reference into any such future filings.]

Introduction to the Report of
the Compensation Committee

     The Compensation Committee of the Board of Directors (the "Committee") is composed of Messrs. Hateley, Blaxland, and Anderson. The Committee is responsible for the establishment and oversight of the Company's executive compensation programs. The following report of the Committee discusses generally the Company's executive compensation objectives and policies and their relationship to the Company's performance in 2002.

Executive Compensation
Philosophy and Objectives

     Our executive compensation program is designed to attract, retain and motivate highly effective executives and to reward sustained corporate and individual performance with an appropriate base annual salary and incentive compensation. We seek to increase management ownership of our common stock and to link executive compensation with stockholder value, achievement of business objectives and corporate profitability.

     Our compensation philosophy is to compensate our executive officers at market-competitive levels for achieving planned performance. Market comparisons include general industry norms, nutritional supplements manufacturers companies, and a selected group of direct selling companies that are approximately the same size as us. More emphasis is placed on general industry than the nutritional supplement industry norms.

Compensation Program Components

     Consistent with our executive compensation objectives, our compensation for our senior management, including the Chief Executive Officer, consists of three components: an annual base salary and an annual cash incentive awards. During the year ended December 31, 2002, our compensation of our senior executives consisted of annual base salary. No cash incentive awards were paid in 2002.

     Annual Base Salary. Base salaries for executive officers are determined with reference to a salary range for each position. Salary ranges are determined by evaluating a particular employee's position and comparing it with what were believed to be representative prevailing norms for similar positions in similarly sized companies. Within this salary range, an executive's initial salary level is determined largely through Committee judgment, based on the experience of our members. Salaries were set at a level to attract, retain and motivate superior executives.

     Long-Term Incentive Awards. Long-term incentive compensation will be provided by the grant of options to purchase shares of our common stock under the 2000 Plan, if amended, or a successor or additional stock option plan to be approved by our Board of Directors and our shareholders. In considering the awards, the Committee takes into account such factors as prevailing norms for the ratio of options outstanding to total shares outstanding, the effect on maximizing long-term shareholder value, and vesting and expiration dates of each executive's outstanding options.

     2002 Chief Executive Officer's Compensation. As previously described, the Committee considers several factors in determining the Company's Chief Executive Officer's compensation package, with the primary factors focusing on the Company's financial performance and the competitive compensation paid to other executive officers of similarly-sized companies or other companies within the same industry. Specific actions taken by the Compensation Committee regarding Ms. Carpenter's compensation paid in 2002 are summarized below:


     (a) Base salary. Ms. Carpenter's base salary was based on a number of factors, including the Company's overall performance and its consolidated financial results, as well as the nature of Ms. Carpenter's responsibilities, capabilities, loyalties and contributions to the Company's performance. For fiscal 2002, Ms. Carpenter's base salary was $290,000 per annum.

     (b) Bonus. The Company has not yet established a bonus plan and therefore, Ms. Carpenter did not participate in it.

     (c) All other annual compensation. Ms. Carpenter, as well as all other executive officers, may participate in the Company's 401(k) plan. Ms. Carpenter was also provided with a company vehicle, was reimbursed for certain business travel expenses, and is enrolled in health, life, automobile, and disability insurance.

     (d) Long-term compensation. Ms. Carpenter was not granted any stock options during fiscal 2002.

     $1 million pay deductibility cap. Under Section 162(m) of the United States Internal Revenue Code, public companies are precluded from receiving a tax deduction on compensation paid to their executive officers in excess of $1 million, unless the compensation is excluded from the $1 million limit as a result of being classified as performance-based compensation. At this time, the Company's executive officers' cash compensation levels have not exceeded the $1 million limit and we do not anticipate exceeding this limit in the near future. Nonetheless, the Committee periodically reviews all of the Company's executive officers' compensation in light of Section 162(m).

     Conclusion. The Committee believes the concepts discussed above further the Company's shareholders' interests and that the Company's executive officers' compensation encourages responsible management; however, the Company's Compensation Committee will regularly consider the effect of executive compensation on the Company's shareholders' interests. These factors, reports from the various committees of the Board of Directors of the Company and discussions with, and information compiled by, various independent consultants are used in determining the Company's executive officers' compensation.

                                                  THE COMPENSATION COMMITTEE

                                                  Donald P. Hateley
                                                  Christopher J. Blaxland
                                                  Donald M. Anderson

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors was formed in February 2000, and the members of the Compensation Committee are Messrs. Hateley, Blaxland and Anderson. Neither of these individuals was at any time during 2002, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                                PERFORMANCE GRAPH

     The following graph compares the yearly cumulative total returns on our common stock, the Total Return Index for the NASDAQ Stock Market, and six companies selected in good faith by the Company from its industry (the "Peer Group"). Data Research Group has provided the Company with this information. Each of the companies included in the Peer Group markets or manufactures products similar to the Company's products or markets its products through a similar marketing channel. The Peer Group comprises the following companies:
Mannatech, Inc. (NASDAQ: MTEX), Market America, Inc. (NASDAQ: MARK), Usana Health Sciences, Inc. (NASDAQ: USNA), Nature's Sunshine Products, Inc. (NASDAQ:
NATR), Reliv International, Inc. (NASDAQ: RELV) and Nu Skin Enterprises Inc. (NYSE: NUS).

     The Company's shares commenced trading in December 1996. The graph assumes an investment on December 31, 1996, of $100 and reinvestment of all dividends into additional shares of the same class of equity, if applicable to the stock or index. This graph is included in accordance with SEC requirements. You are cautioned not to draw any conclusions from this information, as past results are not necessarily indicative of future performance. This graph in no way reflects a forecast of future financial performance or value.

                                  [LINE GRAPH]

                                          12/31/97    12/31/98   12/31/99   12/31/00   12/31/01    12/31/02
                                          --------    --------   --------   --------   --------    --------
Cell Tech International
Incorporated........................         100.00        0.74      16.18      17.83       2.46        2.46
NASDAQ Stock Market
(U.S.)..............................         100.00      140.99     261.49     157.77     125.16       86.53
Peer Group                                   100.00       84.43      38.10      21.26      36.12       48.70


---------------------

     THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITATING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

                          REPORT OF THE AUDIT COMMITTEE

     [The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors.

     The Company's management has the primary responsibility for the preparation, presentation and integrity of the Company's financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with the Company's management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed the Company's audited financial statements with the independent auditors, BDO Seidman LLP, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

     The Audit Committee discussed with BDO Seidman LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), as amended by SAS 90 (Audit Committee Communications), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee also received written disclosures and the letter from BDO Seidman LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and discussed with BDO Seidman LLP their independence from the Company. The Audit Committee met with BDO Seidman LLP with and without management present, to discuss the results of their examinations, their consideration of the Company's internal controls, and the overall quality of the Company's financial reporting.

     The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors, effective as of May 29, 2003. Each of the members of the Audit Committee qualifies as an "independent" director under the current Nasdaq listing standards.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                               Audit Committee

                                               Donald P. Hateley
                                               Christopher J. Blaxland
                                               Donald M. Anderson

-----------------

         THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

            SECTION 16(A) BENEFICIAL OWENERSHIP REPORTING COMPLIANCE

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding common stock are subject to the reporting requiremetns of section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of the Company's common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their transactions in the common stock and their common stock holdings during 2002 and (ii) the written representations received from one or more persons that no annual Form 5 reports were required to be filed by them during 2002, the Company believes that all reporting requirements under Section 16(a) for such year were met in a timely manner by its executive officers ,Board members and greater than ten-percent (10%) shareholders, except that Daryl Kollman has not filed a Form 3.

                      SHAREHOLDER PROPOSAL TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

         Proposal of shareholders intended to be included in the Company's Proxy Statement for the next annual meeting of shareholders of the Company (i) must be received no later than January 10, 2004 by the Company at its offices at 565 Century Court, Klamath Falls, Oregon 97601, and (ii) must satisfy the conditions established by the SEC for shareholder proposals to be included in the Company's Proxy Statement for that meeting. Proposals of shareholders for matters to be voted on at the 2004 Annual Meeting of Shareholders that are not included in the Company's Proxy Statement for the next annual meeting of shareholders of the Company which are received by the Company after January 10, 2004 but before April 15, 2004 will be considered untimely for inclusion in the Proxy Statement, but the Company's management proxy holders will have discretionary authority in determing how to vote on such proposals at the 2004 Annual Meeting of Shareholders. In any event, proposals received on or after April 15, 2004 will be considered untimely for all purposes and may not be brought before the 2004 Annual Meeting of Shareholders.

                          TRANSACTION OF OTHER BUSINESS

         At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the annual meeting is as set forth above. If any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                           ANNUAL REPORT ON FORM 10-K

         We will mail a copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, to each shareholder of record at July 1, 2003. The report on Form 10-K is not deemed a part of the proxy soliciting material.

                           FORWARD-LOOKING STATEMENTS

         This proxy statement may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "would," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "continue" or the negative of such terms and other comparable terminology. Opinions, forecasts, projections, guidance or other statements other than statements of historical fact are considered forward-looking statements. These statements are based upon assumptions that are subject to change and other risks. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's business are set forth in its filings with the Securities and Exchange Commission. Estimates of future financial or operating performance, provided by the Company, are based on existing market conditions and information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon many factors, including the success of the Company's international operations, the Company's ability to attract and retain distributors and preferred custormers, changes in laws and governmental regulations and changes in market conditions. All subsequent written and oral forward-looking statements attributable to the Company or to individuals acting on the Company's behalf are expressly qualified in their entirety by this paragraph.

                               FURTHER INFORMATION

         Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2002 (including financial statements and financial statements schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to CELL TECH international incorporated, Attention:
Investor Relations, 565 Century Court, Klamath Falls, Oregon 97601. The reports and other filings of the Company, including this Proxy Statement, also may be obtained from the SEC's on-line database, located at www.sec.gov.

                                          By Order of the Board of Directors

                                          /s/  Justin Straus
                                          ----------------------------
                                          Justin Straus
                                          Secretary

Dated: July 2, 2003

                                   EXHIBIT "A"

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                     OF CELL TECH INTERNATIONAL INCORPORATED

I. Audit Committee Purpose.

     The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Make recommendations to the full Board of Directors with respect to Cell Tech International Incorporated (the "Company") regarding the Company's independent auditors;

     o Meet periodically with the Company's independent auditors to review the general scope of audit coverage;

     o Monitor the Company's policies and procedures designed to avoid improper conflicts of interests;

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department and, as appropriate, the Board of Directors.


     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall at all times have direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings.

     The Audit Committee and its members shall meet the requirements of the rules of the National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties.

Review Procedures
-----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly and annual financial results prior to the release of earnings and/or prior to filing or distribution of the Company's financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61, as amended (see Item
          9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors' audit plan and discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.

     10. Consider management's and the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     11. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

Management and Legal Compliance
-------------------------------

     12. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     13. Review the appointment, performance, and replacement of the senior internal audit executive.

     14. Review significant reports prepared by the internal audit department together with management's response and follow-up on these reports.

     15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

     16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     18. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

     Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the Directors of the Company or members of the Audit Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than inflexible rules and the Audit Committee may adopt such additional procedures and standards as it deems necessary from time-to-time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's website and a printed copy of such shall be made available to any shareholder of the Company who requests it.

                                   EXHIBIT "B"

                      CHARTER OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                     OF CELL TECH INTERNATIONAL INCORPORATED

     The Compensation Committee (the "Committee") of Cell Tech International Incorporated (together with its direct and indirect subsidiaries, the "Company") shall be comprised of at least three directors of the Company appointed by the Board of Directors annually, with one of the members appointed by the Board of Directors as Chairman of the Committee. Each member of the Committee must qualify as an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended. Each member shall serve until his resignation or until his successor is elected by the Board of Directors. A majority of the members of the Committee shall constitute a quorum for the purpose of conducting business. The Committee shall meet no less frequently than annually and shall report its findings and recommendations to the Board of Directors no less frequently than annually. The responsibilities of the Committee shall include the following:

     1. The Committee shall review the objectives, structure, cost and administration of all compensation and benefit policies and programs.

     2. The Committee shall administer all stock option or award plans of the Company.

     3. No less than once annually, the Committee shall review all of the Company's officers' and executives' salaries, stock options and other forms of compensation, including direct and indirect incentives and benefits, and make such recommendations with respect thereto to the Board of Directors as the Committee shall deem advisable.

     4. The Committee shall approve any employment agreements or other agreements for compensation to be entered into between the Company and the Chief Executive Officer or any other executive officer of the Company.

     5. The Committee shall be responsible for determining the Company's policy with respect to the application of Section 162(m) of the Internal Revenue Code of 1986, as amended, and when compensation may be paid by the Company that is not deductible for federal income tax purposes.

     6. The Committee shall determine that all reports concerning compensation necessary to comply with federal, state or local statutes or regulations are filed in a timely manner, and, in this connection, shall review and approve reports required to be included in the annual proxy statement of the Company pursuant to the Securities Exchange Act of 1934 and regulations promulgated by the Securities and Exchange Commission.

     7. The Committee shall review and assess the adequacy of this Charter at least annually.


     In connection with its responsibilities, the Committee may consult with management and with the Company's counsel or with counsel of its choosing. The Committee shall have full, free and unrestricted access to all Company activities, records (either manual or electronic) and personnel relevant to any subject under its review. The Committee shall be authorized to retain professionals at the Company's expense to assist it in the performance of its duties and the discharge of its responsibilities.

     Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the Directors of the Company or members of the Compensation Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than inflexible rules and the Compensation Committee may adopt such additional procedures and standards as it deems necessary from time-to-time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's website and a printed copy of such shall be made available to any shareholder of the Company who requests it.


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                                    EXHIBIT C

                              QUESTIONS AND ANSWERS

Why did I receive this proxy statement? We have sent you the Notice of Annual Meeting of Shareholders and this Proxy Statement and the enclosed proxy or voting instruction card because the Company's Board of Directors is soliciting your proxy to vote at our Annual Meeting on JULY 25, 2003. The Proxy Statement contains information about matters to be voted on at the Annual Meeting.

Who is entitled to vote? You may vote if you owned common stock as of the close of business on July 1, 2003. On July 1, 2003, there were 13,974,087 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

How many votes do I have? Each share of common stock that you own at the close of business on July 1, 2003 entitles you to one vote.

What am I voting on? You will be voting on proposals to:

     1.   Elect five directors;

     2. Ratify the selection of BDO Seidman LLP ("BDO Seidman") as our independent auditors;

     3.   Approve the Company's 2000 Stock Incentive Plan (the "Plan"); and

     4. Transact any other business which may properly come before the Annual Meeting.


How do I vote? You can vote in the following ways:

     1. By Mail: If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

     2. At the Annual Meeting: If you are planning to attend the Annual Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. If your shares are held in street name, you need to bring an account statement or letter from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on July 1, 2003, the record date for voting. Even if you plan to be present at the meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting? Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. You can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from the other proposals. If no direction is indicated, your shares will be voted FOR the election of the nominees for director, FOR the ratification of the selection of BDO Seidman LLP as our independent auditor, FOR the approval of the 2000 Stock Incentive Plans and, with respect to any other matter that may properly come before the Annual Meeting, at the discretion of the proxy holders.

May I change my vote after I return my proxy card or voting instruction card? You may revoke your proxy or change your vote at any time before it is exercised in one of three ways:

     1. Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

     2. Submit another proxy card (or voting instruction card if you hold your shares in street name) with a later date; or

     3.   Vote in person on Friday, JULY 25, 2003 at the Annual Meeting.


What does it mean if I receive more than one proxy or voting instruction card? It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares by returning all proxy and voting instruction cards you receive.

What constitutes a quorum? A quorum must be present to properly convene the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy or voting instruction card or if you attend the Annual Meeting. Abstentions and broker non-votes are counted as shares present at the meeting for purposes of determining whether a quorum exists but not as shares cast for any proposal. Because abstentions and broker non-votes are not treated as shares cast, they would have no impact on Proposals 1, 2 or 3.

What vote is required in order to approve each proposal? The required vote is as follows:

     1. Election of Directors: The election of the nominees requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that a nominee receiving more "FOR" votes than "AGAINST" votes will be approved. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy will be voted for another person as shall be designated by the Board of Directors to replace the nominee, or in lieu thereof, the Board may reduce the number of directors.

     2. Ratification of Selection of Independent Auditors: Ratification of the selection of BDO Seidman as our independent auditors requires the affirmative vote of a majority of the shares cast at the Annual Meeting. If the shareholders do not ratify the appointment of BDO Seidman, the Board of Directors may reconsider the appointment.

     3. Ratification of 2000 Stock Incentive Plan: Ratification of the approval of the Company's 2000 Stock Incentive Plan requires the affirmative vote of a majority of the shares cast at the Annual Meeting. If the shareholders do not ratify the approval of the 2000 Stock Incentive Plan, the Board of Directors may reconsider the Plan.

How will voting on any other business be conducted? We do not know of any business or proposals to be considered at the Annual Meeting other than those described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter according to their best judgment.

Who will count the votes? Continental Stock Transfer & Trust Company will tabulate the votes received prior to the Annual Meeting. Representatives of the Company will act as the inspectors of election and will tabulate the votes cast at the Annual Meeting.

Who pays to prepare, mail and solicit the proxies? We will pay all of the costs of soliciting proxies. We will ask banks, brokers and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority of executed proxies. We will reimburse them for their reasonable expenses.

How do I submit a shareholder proposal for next year's Annual Meeting? Any shareholder who intends to present a proposal at the 2004 Annual Meeting of Shareholders must deliver the proposal to the Company's Chairman, c/o Cell Tech International Incorporated, 565 Century Court, Klamath Falls, Oregon 97601, not later than January 10, 2004, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Who should I call if I have questions? If you have questions about the proposals or the Annual Meeting, you may call Donald P. Hateley, Chairman, CELL TECH Investor Relations, at (541) 882-5406. You may also send an e-mail to ir@celltech.com.

                                      PROXY

                                     [LOGO]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The shareholder executing and delivering this Proxy as directed above appoints Donald P. Hateley and Justin Straus and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned as of July 1, 2003, at the Annual Meeting of Shareholders of Cell Tech International Incorporated, to be held at the Corporate headquarters, 565 Century Court, Klamath Falls, Oregon 97601, on Friday, July 25, 2003, at 11:00 a.m., Pacific Daylight Time or at any adjournment thereof.

     The Board of Directors recommends a Vote "FOR" Items 1, 2 and 3.

     o To elect five directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify. The nominees are:

Donald P. Hateley            Marta C. Carpenter                Justin Straus
Chris Blaxland               Donald M. Anderson

FOR ALL                      WITHHOLD ALL                      FOR ALL EXCEPT
[ ]                          [ ]                               [ ]

     o To approve and ratify the selection of BDO Seidman LLP as the Company's independent auditors.

FOR                          AGAINST                           ABSTAIN
[ ]                          [ ]                               [ ]

     o To approve and ratify the adoption of the the Company's 2000 Stock Incentive Plan.


FOR                          AGAINST                           ABSTAIN
[ ]                          [ ]                               [ ]


     o To consider and act upon any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

DATE:
      ----------------------------------    ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature (Joint Owners)

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